UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Tax-Advantaged Distributions with the Potential for
Dividend Growth and Capital Appreciation

Semi-Annual Report

June 30, 2012

Nuveen Tax-Advantaged
Dividend Growth Fund

JTD

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	7

Common Share Distribution and Price Information	9

Performance Overview	11

Shareholder Meeting Report	12

Portfolio of Investments	13

Statement of Assets & Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Statement of Cash Flows	23

Financial Highlights	24

Notes to Financial Statements	26

Annual Investment Management Agreement Approval Process	36

Reinvest Automatically, Easily and Conveniently	45

Glossary of Terms Used in this Report	47

Additional Fund Information	51

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund's investment portfolio is managed by three affiliates of Nuveen Investments: Santa Barbara Asset Management, LLC (Santa Barbara) oversees the Fund's dividend-growth equity strategy, while the Fund's income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management, LLC.

James Boothe, CFA, serves as portfolio manager for the dividend-growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002. Keith Hembre, CFA, David Friar and James Colon, CFA, oversee the call option strategy.

Here the managers talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2012.

What key strategies were used to manage the Fund during this six-month reporting period?

The Fund invests primarily in dividend paying common stocks of mid- to large-cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid- to large-cap companies, and will write (sell) call options on various equity market indices. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

Despite considerable market uncertainty during the reporting period, we did not alter our overall investment strategy. In the equity portion of the Fund's portfolio, we maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500® Index. We achieved this by focusing on high quality companies that are growing their dividends.

In the fixed-income portion of the Fund's portfolio, we focused primarily on purchasing tax advantaged preferred stocks using a disciplined, bottom-up, research driven approach applying both fundamental valuation and qualitative measures. We looked for undervalued companies where a catalyst, such as a management change, industry consolidation or a company restructuring, might lead to better value recognition or improved profitability. The Fund also wrote S&P 500® Index call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns,

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns for JTD, its comparative benchmark and index are from 6/26/07.

***  Refer to Glossary of Terms Used in this Report for definitions.  Indexes are not available for direct investment.

although it meant the Fund did relinquish some of the upside potential of its equity portfolio and exposed the Fund to the risks of utilizing an options strategy.

How did the Fund perform over this reporting period?

The performance of the Fund, as well as for a comparative benchmark and index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 6/30/12

	6-Month	1-Year	5-Year	Since Inception**
JTD	8.63%	5.58%	2.55%	2.50%
Comparative Benchmark***	7.78%	7.56%	-1.18%	-1.05%
S&P 500® Index***	9.49%	5.45%	0.22%	0.30%

For the six-month period ending June 30, 2012, the Fund's common shares at net asset value (NAV) outperformed its comparative benchmark, but underperformed the general stock market index.

In the equity portion of the Fund during the reporting period, stock selection was the primary positive contributor to results, with sector allocation a smaller contributor. Most of the sector performance was driven by the consumer discretionary, consumer staples and energy sectors.

The single largest contributor to overall performance was Novo Nordisk, an international pharmaceutical company that was up significantly in the first half of the year due to its participation in the high growth diabetes drug market. Additionally, we exhibited notable performance across the consumer staples sector. This was entirely driven by stock selection, with McCormick and Co. Inc. and Lorillard Inc. being large contributors to overall performance. We attribute the strength in these holdings to their steady and consistent deliverance of earnings and dividend growth in the context of both a strengthening economic environment during the first quarter of 2012 and a weakening economic environment in the second quarter of 2012. During the reporting period, the preferred sleeve holdings in the banking sector, which included Wells Fargo & Company, U.S. Bancorp., and Citigroup Inc. contributed to this outperformance.

The Fund's weakest contribution to performance was the information technology sector. This was driven by both under allocation to the sector as well as stock selection. We were penalized by weakness in Microchip Technology Inc. and also for not owning the tech-giant, Apple at the beginning of the year. Microchip was penalized by investors for their announcement of a major acquisition. Because the acquisition is immediately accretive and Microchip has a historical track record of making good acquisitions, we believe investor skepticism will fade over time and that the stock will recover. Apple is the largest weighting in the S&P 500® Index and was up significantly in the first half of the year. While we see Apple as a secular growth story, we had avoided the stock due to their lack of a dividend. Given their announcement of a dividend initiation, we entered a position late in the performance period.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund did not enter into any new interest rate swap contracts in order to hedge leverage costs; however, existing swap contracts that were previously entered into in order to fix (or lock-in) a portion of the Fund's leverage costs partially detracted from the overall positive contribution of leverage. Short-term floating interest rates remained below fixed swap rates for the period increasing realized leverage costs, while longer-term interest rates further declined causing negative mark-to-market unrealized losses.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Nuveen Investments

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of the Fund's distributions that will qualify as tax-advantaged dividends.

Common Stock Risk. Common stocks returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Mid-Cap Company Risk. Mid-cap companies often carry additional risks because earnings of these companies tend to be less predictable than larger, more established companies.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's port- folio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distributions to shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of

Nuveen Investments

distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/12 (Common Shares)	JTD
Inception date	6/26/07
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$0.25
From realized capital gains	0.23
Return of capital	0.04
Total per share distribution	$0.52
Annualized distribution rate on NAV	7.31%
Average annual total returns:
6-Month (Cumulative) on NAV	8.63%
1-Year on NAV	5.58%
5-Year on NAV	2.55%
Since inception on NAV	2.50%

The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2012. In the event that Congress does not further extend (or make permanent) these provisions, beginning in calendar 2013, dividends previously referred to as "qualified dividends" would be taxed at normal marginal tax rates.

Common Share Repurchases and Price Information

As of June 30, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired 370,900 of its common shares, representing approximately 2.6% of the Fund's total common shares outstanding.

During the six-month reporting period, the Fund did not repurchase any of its outstanding common shares.

As of June 30, 2012, the Fund was trading at a -6.54% discount to its common share NAV, compared with an average -8.07% discount for the entire six-month period.

Nuveen Investments

JTD

Performance

OVERVIEW

Nuveen Tax-Advantaged Dividend Growth Fund

  June 30, 2012

Portfolio Allocation (as a % of total investments)2,3

2011-2012 Quarterly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview Page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings subject to change.

Fund Snapshot

Common Share Price	$13.29
Common Share Net Asset Value (NAV)	$14.22
Premium/(Discount) to NAV	-6.54%
Current Distribution Rate[1]	7.83%
Net Assets Applicable to Common Shares ($000)	$206,005

Average Annual Total Returns

(Inception 6/26/07)

	On Share Price	On NAV
6-Month (Cumulative)	12.34%	8.63%
1-Year	8.88%	5.58%
5-Year	1.37%	2.55%
Since Inception	1.37%	2.50%

Leverage

Regulatory Leverage	29.69%
Effective Leverage	29.69%

Portfolio Composition

(as a % of total investments)2,3

Commercial Banks	12.2%
Insurance	6.1%
Oil, Gas & Consumable Fuels	6.0%
Pharmaceuticals	6.0%
Real Estate Investment Trust	4.3%
Electric Utilities	4.3%
Tobacco	3.4%
Machinery	3.2%
Food Products	3.1%
Communications Equipment	3.0%
Beverages	2.9%
Media	2.8%
Diversified Financial Services	2.8%
Software	2.5%
Semiconductors & Equipment	2.4%
Hotels, Restaurants & Leisure	2.2%
Diversified Telecommunication Services	2.0%
Chemicals	1.8%
IT Services	1.7%
Electrical Equipment	1.7%
Capital Markets	1.5%
Multi-Utilities	1.5%
Thrifts & Mortgage Finance	1.4%
Consumer Finance	1.4%
Textiles, Apparel & Luxury Goods	1.4%
Road & Rail	1.4%
Short-Term Investments	3.1%
Other	13.9%

Nuveen Investments

JTD

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

JTD
Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	13,020,780
Withhold	336,680
Total	13,357,460
Jack B. Evans
For	13,016,566
Withhold	340,894
Total	13,357,460
William J. Schneider
For	13,021,853
Withhold	335,607
Total	13,357,460

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 102.8% (71.1% of Total Investments)
	Aerospace & Defense – 1.8%
66,823	Raytheon Company	$3,781,514
	Automobiles – 0.8%
35,800	Daimler AG, (2)	1,605,795
	Beverages – 4.2%
80,945	Coca-Cola Company	6,329,090
89,300	Heineken NV, (2)	2,334,302
	Total Beverages	8,663,392
	Capital Markets – 1.6%
18,805	BlackRock Inc.	3,193,465
	Chemicals – 2.6%
139,000	Linde AG, (2)	2,153,110
48,200	Syngenta AG, ADR	3,298,808
	Total Chemicals	5,451,918
	Commercial Banks – 7.3%
41,000	BOC Hong Kong Holdings Limited, (2)	2,494,825
78,053	Cullen/Frost Bankers, Inc.	4,487,267
49,200	HSBC Holdings PLC, (3)	2,171,196
110,500	Wells Fargo & Company, (3)	3,695,120
20,800	Westpac Banking Corporation	2,263,248
	Total Commercial Banks	15,111,656
	Communications Equipment – 4.4%
82,000	Motorola Solutions Inc.	3,945,020
90,365	QUALCOMM, Inc.	5,031,523
	Total Communications Equipment	8,976,543
	Computers & Peripherals – 1.3%
4,700	Apple, Inc., (4)	2,744,800
	Diversified Financial Services – 2.0%
112,955	JP Morgan Chase & Co.	4,035,882
	Diversified Telecommunication Services – 2.7%
156,453	AT&T Inc.	5,579,114
	Electric Utilities – 3.7%
88,139	NextEra Energy Inc.	6,064,845
189,000	Red Electrica Corporacion SA, (2)	1,650,650
	Total Electric Utilities	7,715,495
	Electrical Equipment – 2.4%
128,200	ABB Limited, (3)	2,092,224
62,461	Emerson Electric Company	2,909,433
	Total Electrical Equipment	5,001,657

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Energy Equipment & Services – 0.9%
55,700	Tenaris SA	$1,947,829
	Food Products – 3.4%
172,400	Danone, (2)	2,134,312
81,100	McCormick & Company, Incorporated	4,918,715
	Total Food Products	7,053,027
	Gas Utilities – 1.9%
93,200	ONEOK, Inc.	3,943,292
	Health Care Providers & Services – 1.3%
36,600	Fresenius SE, ADR	2,583,594
	Hotels, Restaurants & Leisure – 3.1%
213,000	Compass Group PLC, (2)	2,272,710
64,684	YUM! Brands, Inc.	4,166,943
	Total Hotels, Restaurants & Leisure	6,439,653
	Household Durables – 1.5%
143,200	Leggett and Platt Inc.	3,025,816
	Household Products – 1.8%
61,215	Procter & Gamble Company	3,749,419
	Independent Power Producers & Energy Traders – 0.8%
24,000	International Power PLC, (2)	1,571,592
	Industrial Conglomerates – 1.1%
45,100	Jardine Matheson Holdings Limited, (2)	2,182,840
	IT Services – 2.4%
25,610	International Business Machines Corporation (IBM)	5,008,804
	Machinery – 4.6%
34,700	Caterpillar Inc.	2,946,377
70,000	Eaton Corporation	2,774,100
36,400	Kubota Corporation	1,678,404
50,813	PACCAR Inc.	1,991,361
	Total Machinery	9,390,242
	Media – 3.7%
109,300	Pearson Public Limited Company	2,169,605
41,700	Time Warner Cable, Class A, (3)	3,423,570
34,100	WPP Group PLC	2,075,326
	Total Media	7,668,501
	Metals & Mining – 1.4%
42,700	BHP Billiton PLC, ADR	2,788,310
	Office Electronics – 0.8%
42,100	Canon Inc.	1,681,474
	Oil, Gas & Consumable Fuels – 8.4%
123,600	BG PLC., Sponsored ADR, (2)	2,538,744
49,850	Chevron Corporation, (3)	5,259,175
78,042	EQT Corporation	4,185,392
120,000	Kinder Morgan, Inc.	3,866,400
33,600	Total SA, Sponsored ADR	1,510,320
	Total Oil, Gas & Consumable Fuels	17,360,031

Nuveen Investments

Shares	Description (1)	Value
	Personal Products – 1.4%
72,400	L'Oreal, (2)	$1,694,160
76,400	Shiseido Company, Limited, (2)	1,198,716
	Total Personal Products	2,892,876
	Pharmaceuticals – 8.6%
56,630	Abbott Laboratories, (3)	3,650,936
56,100	Merck KGaA, (2)	1,868,124
40,300	Novartis AG, Sponsored ADR	2,252,770
25,500	Novo-Nordisk A/S	3,706,170
275,050	Pfizer Inc., (3)	6,326,150
	Total Pharmaceuticals	17,804,150
	Professional Services – 1.0%
142,500	Experian PLC, (2)	2,014,950
	Road & Rail – 2.0%
34,000	Union Pacific Corporation	4,056,540
	Semiconductors & Equipment – 3.4%
40,300	ASM Lithography Holding NV	2,072,226
150,054	Microchip Technology Incorporated	4,963,786
	Total Semiconductors & Equipment	7,036,012
	Software – 3.7%
170,150	Microsoft Corporation	5,204,889
39,200	SAP AG, Sponsored ADR	2,326,912
	Total Software	7,531,801
	Textiles, Apparel & Luxury Goods – 2.0%
30,405	VF Corporation	4,057,547
	Thrifts & Mortgage Finance – 2.1%
337,778	New York Community Bancorp Inc.	4,232,358
	Tobacco – 4.9%
42,044	Lorillard Inc.	5,547,706
51,089	Philip Morris International, (3)	4,458,026
	Total Tobacco	10,005,732
	Trading Companies & Distributors – 0.8%
83,500	Itochu Corporation, (2)	1,741,368
	Wireless Telecommunication Services – 1.0%
74,000	Vodafone Group PLC, Sponsored ADR	2,085,321
	Total Common Stocks (cost $186,142,676)	211,714,310

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 Par (or similar) Preferred Securities – 28.1% (19.5% of Total Investments)
	Capital Markets – 0.7%
900	Allied Capital Corporation	6.875%	BBB	$22,275
32,400	Ares Capital Corporation	7.000%	BBB	847,260
8,300	Gladstone Investment Corporation	7.125%	N/R	210,405
11,000	Triangle Capital Corporation	7.000%	N/R	281,710
	Total Capital Markets			1,361,650

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value
	Commercial Banks – 8.4%
28,500	Associated Banc-Corp.	8.000%	BB+	$774,915
27,439	BB&T Capital Trust VI	9.600%	Baa1	699,969
14,861	BB&T Capital Trust VII	8.100%	Baa1	377,767
75,000	BB&T Corporation, (6)	5.850%	Baa2	1,959,000
48,015	First Naigara Finance Group	8.625%	BB+	1,315,611
29,200	First Republic Bank of San Francisco, (6)	6.200%	BBB	744,600
10,300	HSBC Holdings PLC	8.000%	A-	279,954
19,810	National City Capital Trust IV	8.000%	BBB	499,806
40,000	PNC Financial Services	0.000%	BBB	1,054,000
16,200	TCF Financial Corporation, (4)	7.500%	BB-	410,184
100,000	U.S. Bancorp.	6.500%	A3	2,858,000
3,500	Wells Fargo & Company, Convertible Bond	7.500%	BBB+	3,937,500
62,300	Zions Bancorporation	9.500%	BB	1,633,506
30,720	Zions Bancorporation	7.900%	BB	837,120
	Total Commercial Banks			17,381,932
	Consumer Finance – 1.3%
18,326	GMAC LLC	7.250%	BB	436,709
62,800	HSBC Finance Corporation	6.360%	A	1,582,560
25,000	HSBC USA Inc.	6.500%	A-	651,250
	Total Consumer Finance			2,670,519
	Diversified Financial Services – 0.5%
1,000	Bank of America Corporation	7.250%	BB+	975,000
4,615	Citigroup Inc.	8.125%	BB	130,143
	Total Diversified Financial Services			1,105,143
	Electric Utilities – 2.4%
20,000	Gulf Power Company, (6)	6.000%	BBB+	2,014,996
17,500	SCE Trust I	5.625%	BBB+	445,900
500	Southern California Edison Company, (6)	6.500%	Baa2	52,438
25,000	Southern California Edison Company, (6)	6.000%	BBB+	2,501,563
	Total Electric Utilities			5,014,897
	Food Products – 1.1%
20	HJ Heinz Finance Company, 144A, (6)	8.000%	BBB-	2,146,250
	Insurance – 4.7%
62,400	American Financial Group	7.000%	BBB+	1,684,800
14,298	Aspen Insurance Holdings Limited	7.401%	BBB-	367,316
50,000	Aspen Insurance Holdings Limited	7.250%	BBB-	1,280,000
27,300	Axis Capital Holdings Limited	6.875%	BBB	731,367
25,000	Endurance Specialty Holdings Limited	7.750%	BBB-	677,000
95,300	Endurance Specialty Holdings Limited	7.500%	BBB-	2,507,343
30,500	Montpelier Re Holdings Limited	8.875%	BB+	826,550
58,100	Principal Financial Group	6.518%	BBB	1,516,991
	Total Insurance			9,591,367
	Multi-Utilities – 2.1%
25,000	Dominion Resources Inc.	8.375%	BBB	717,500
97,000	DTE Energy Company	6.500%	BBB-	2,739,280
32,500	Scana Corporation	7.700%	BBB-	910,000
	Total Multi-Utilities			4,366,780
	Oil, Gas & Consumable Fuels – 0.3%
25,000	Magnum Hunter Resources Corporation	10.250%	BB-	641,750

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value
	Real Estate Investment Trust – 6.2%
40,000	Apartment Investment & Management Company	7.000%		BB	$1,052,400
76,700	Ashford Hospitality Trust Inc.	9.000%		N/A	2,013,375
22,800	Ashford Hospitality Trust Inc.	8.450%		N/A	569,316
67,800	CommomWealth REIT	7.250%		Baa3	1,840,092
20,060	Developers Diversified Realty Corporation	7.375%		Ba1	502,904
72,500	Dupont Fabros Technology	7.875%		Ba2	1,896,600
25,000	Equity Residential Properties Trust, (6)	8.290%		Baa2	1,685,158
22,100	Inland Real Estate Corporation	8.250%		N/R	561,782
50,000	Kimco Realty Corporation, Series G	7.750%		Baa2	1,282,500
33,000	Regency Centers Corporation	6.625%		Baa3	878,460
19,652	Vornado Realty LP	7.875%		BBB	550,256
	Total Real Estate Investment Trust				12,832,843
	Wireless Telecommunication Services – 0.4%
3,440	Telephone and Data Systems Inc.	7.000%		Baa2	91,845
29,052	United States Cellular Corporation	6.950%		Baa2	778,595
	Total Wireless Telecommunication Services				870,440
	Total $25 Par (or similar) Preferred Securities (cost $53,471,264)				57,983,571
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Corporate Bonds – 2.9% (2.0% of Total Investments)
	Commercial Banks – 0.9%
$881	UniCredito Luxembourg Finance SA, 144A	6.000%	10/31/17	BBB+	$721,328
1,000	Western Alliance Bancorporation	10.000%	9/01/15	Ba3	1,076,250
1,881	Total Commercial Banks				1,797,578
	Diversified Telecommunication Services – 0.1%
325	Telecom Italia Capital	7.721%	6/04/38	BBB	284,375
	Independent Power Producers & Energy Traders – 0.5%
968	NRG Energy Inc.	7.875%	5/15/21	BB	977,680
	Insurance – 1.1%
850	American International Group, Inc.	8.175%	5/15/68	BBB	922,250
729	Genworth Financial Inc.	7.200%	2/15/21	BBB	694,373
528	Hartford Life Inc.	7.650%	6/15/27	BBB-	610,306
2,107	Total Insurance				2,226,929
	Media – 0.3%
694	Donnelley & Son Company	8.250%	3/15/19	BB+	680,120
$5,975	Total Corporate Bonds (cost $5,808,351)				5,966,682
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Capital Preferred Securities – 6.3% (4.3% of Total Investments)
	Commercial Banks – 0.9%
1,120	Barclays Bank PLC	6.278%	12/15/34	BBB	$860,300
1,000	PNC Financial Services Inc.	6.750%	8/01/21	BBB	1,054,700
	Total Commercial Banks				1,915,000

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Consumer Finance – 0.7%
1,000	Capital One Capital V Corporation	10.250%	8/15/39	Baa3	$1,020,000
500	Capital One Capital VI	8.875%	5/15/40	Baa3	508,125
	Total Consumer Finance				1,528,125
	Diversified Financial Services – 1.6%
1,000	General Electric Capital Corporation	7.125%	12/15/49	AA-	1,056,460
1,000	JPMorgan Chase & Company	7.900%	N/A (7)	BBB	1,096,290
1,000	MBNA Capital Trust	8.278%	12/01/26	BB+	1,024,500
	Total Diversified Financial Services				3,177,250
	Insurance – 3.1%
1,710	AXA SA, 144A	6.379%	N/A (7)	Baa1	1,333,800
1,175	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,186,750
1,000	MetLife Inc.	10.750%	8/01/69	BBB	1,397,500
212	Prudential PLC	7.750%	3/23/49	A-	214,120
1,723	Swiss Re Capital I, 144A	6.854%	N/A (7)	A	1,587,267
594	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB-	579,150
	Total Insurance				6,298,587
	Total Capital Preferred Securities (cost $12,326,346)				12,918,962
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.4% (3.1% of Total Investments)
$9,112	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $9,112,502, collateralized by: $9,185,000 U.S. Treasury Notes, 0.750%, due 3/31/13, value $9,242,406 and $50,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $52,358	0.010%	7/02/12		$9,112,494
	Total Short-Term Investments (cost $9,112,494)				9,112,494
	Total Investments (cost $266,861,131) – 144.5%				297,696,019
	Borrowings – (42.2)% (8), (9)				(87,000,000)
	Other Assets Less Liabilities – (2.3)% (10)				(4,690,700)
	Net Assets Applicable to Common Shares – 100%				$206,005,319

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (11)	Expiration Date	Strike Price	Value (10)
	Call Options Written
(150)	S&P 500® Index	$(20,025,000)	7/21/12	$1,335	$(544,500)
(100)	S&P 500® Index	(13,400,000)	7/21/12	1,340	(326,000)
(100)	S&P 500® Index	(13,400,000)	8/18/12	1,340	(434,000)
(350)	Total Call Options Written (premiums received $971,792)	$(46,825,000)			$(1,304,500)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$16,750,000	Receive	1-Month USD-LIBOR	1.412%	Monthly	3/29/14	$(309,253)
Morgan Stanley	16,750,000	Receive	1-Month USD-LIBOR	2.323	Monthly	3/29/16	(1,080,179)
							$(1,389,432)

*  Annualized.

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (5)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (6)  For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (7)  Perpetual security. Maturity date is not applicable.

  (8)  Borrowings as a percentage of Total Investments is 29.2%.

  (9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2012, investments with a value of $192,195,232 have been pledged as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  (11)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depository Receipt.

  USD-LIBOR  United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2012 (Unaudited)

Assets
Investments, at value (cost $266,861,131)	$297,696,019
Cash	932,001
Receivables:
Dividends	913,815
Interest	301,070
Investments sold	327,346
Reclaims	43,437
Other assets	22,424
Total assets	300,236,112
Liabilities
Borrowings	87,000,000
Call options written, at value (premiums received $971,792)	1,304,500
Unrealized depreciation on interest rate swaps	1,389,432
Payables:
Dividends	3,614,582
Investments purchased	595,030
Accrued expenses:
Interest on borrowings	10,130
Management fees	229,013
Other	88,106
Total liabilities	94,230,793
Net assets applicable to Common shares	$206,005,319
Common shares outstanding	14,484,340
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.22
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$144,843
Paid-in surplus	231,662,455
Undistributed (Over-distribution of) net investment income	(3,676,404)
Accumulated net realized gain (loss)	(51,238,323)
Net unrealized appreciation (depreciation)	29,112,748
Net assets applicable to Common shares	$206,005,319
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $182,790)	$5,603,244
Interest	544,183
Total investment income	6,147,427
Expenses
Management fees	1,428,622
Interest expense on borrowings	636,317
Shareholders' servicing agent fees and expenses	733
Custodian's fees and expenses	45,924
Trustees' fees and expenses	4,293
Professional fees	22,856
Shareholders' reports — printing and mailing expenses	50,950
Stock exchange listing fees	4,203
Investor relations expense	24,052
Other expenses	8,625
Total expenses before custodian fee credit	2,226,575
Custodian fee credit	(21)
Net expenses	2,226,554
Net investment income (loss)	3,920,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,545,577
Call options written	(107,118)
Interest rate swaps	(275,033)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,684,163
Call options written	(553,101)
Interest rate swaps	(78,833)
Net realized and unrealized gain (loss)	13,215,655
Net increase (decrease) in net assets applicable to Common shares from operations	$17,136,528

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$3,920,873	$7,241,900
Net realized gain (loss) from:
Investments and foreign currency	4,545,577	6,474,013
Call options written	(107,118)	164,785
Interest rate swaps	(275,033)	(439,626)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,684,163	(7,067,627)
Call options written	(553,101)	1,196,900
Interest rate swaps	(78,833)	(1,310,599)
Net increase (decrease) in net assets applicable to Common shares from operations	17,136,528	6,259,746
Distributions to Common Shareholders
From and in excess of net investment income	(7,531,857)	—
From net investment income	—	(15,076,454)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(7,531,857)	(15,076,454)
Capital Share Transactions
Common shares repurchased and retired	—	(222,413)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(222,413)
Net increase (decrease) in net assets applicable to Common shares	9,604,671	(9,039,121)
Net assets applicable to Common shares at the beginning of period	196,400,648	205,439,769
Net assets applicable to Common shares at the end of period	$206,005,319	$196,400,648
Undistributed (Over-distribution of) net investment income at the end of period	$(3,676,404)	$(65,420)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2012 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$17,136,528
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(58,830,720)
Proceeds from sales and maturities of investments	53,913,931
Proceeds from (Purchases of) short-term investments, net	5,795,763
Proceeds from (Payments for) interest rate swap contracts, net	(275,033)
Premiums received for call options written	3,007,663
Cash paid for terminated call options written	(2,736,882)
Amortization (Accretion) of premiums and discounts, net	154,866
(Increase) Decrease in:
Receivable for dividends	(263,067)
Receivable for interest	(93,288)
Receivable for investments sold	(327,346)
Receivable for reclaims	(21,996)
Other assets	(5,508)
Increase (Decrease) in:
Payable for investments purchased	595,030
Accrued interest on borrowings	2,711
Accrued management fees	3,870
Accrued other expenses	6,620
Net realized gain (loss) from:
Investments and foreign currency	(4,545,577)
Call options written	107,118
Interest rate swaps	275,033
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(9,684,163)
Call options written	553,101
Interest rate swaps	78,833
Net cash provided by (used in) operating activities	4,847,487
Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(3,917,275)
Net cash provided by (used in) financing activities	(3,917,275)
Net Increase (Decrease) in Cash	930,212
Cash at the beginning of period	1,789
Cash at the End of Period	$932,001

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) during the six months ended June 30, 2012, was $633,606.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders		Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Offering Costs and Fund- Preferred Share Underwriting Discounts	Ending Common Share Net Asset Value	Ending Market Value
Year Ended 12/31:
2012	(f)	$13.56	$.27	$.91	$—	$1.18	$(.52	)***	$—	$(.52)	$—		$—	$14.22	$13.29
2011		14.16	.50	(.06)	—	.44	(1.04)		—	(1.04)	—	*	—	13.56	12.29
2010		12.99	.50	1.71	—	2.21	(.69)		(.35)	(1.04)	—	*	—	14.16	13.01
2009		11.21	.48	2.29	—	2.77	(.49)		(.52)	(1.01)	.02		—	12.99	11.56
2008		18.17	.49	(5.97)	(.03)	(5.51)	(.47)		(.97)	(1.44)	—		(.01)	11.21	8.68
2007	(d)	19.10	.31	(.30)	(.04)	(.03)	(.28)		(.54)	(.82)	—	*	(.08)	18.17	16.33
		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012	(f)	$—	$—	$—	$87,000	$3,368
2011		—	—	—	87,000	3,257
2010		—	—	—	43,500	5,723
2009		—	—	—	43,500	5,345
2008		—	—	—	58,000	3,853
2007	(d)	36,000	25,000	211,243	—	—

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares(e)
		Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
Year Ended 12/31:
2012	(f)	12.34%	8.63%	$206,005	2.15	%**	3.79	%**	18%
2011		2.55	3.28	196,401	1.87		3.59		50
2010		22.50	17.94	205,440	1.71		3.81		36
2009		47.97	26.65	189,012	1.94		4.32		52
2008		(40.24)	(31.99)	165,471	2.31		3.16		52
2007	(d)	(14.37)	(.70)	268,190	1.19	**	3.21	**	58

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  For the period June 26, 2007 (commencement of operations) through December 31, 2007.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

• Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2012	(f)	.61	%**
2011		.47
2010		.35
2009		.52
2008		.93
2007	(d)	—

(f)  For the six months ended June 30, 2012.

*  Round to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2012.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the NYSE MKT (formerly known as NYSE Amex) and trade under the ticker symbol "JTD." The Fund was organized as a Massachusetts business trust on February 22, 2007.

The Fund's investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities, and to a limited extent, write (sell) call options on various equity market indices. The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2012. In the event that Congress does not extend these provisions, beginning in calendar 2013, dividends previously referred to as "qualified dividends" would be taxed at normal marginal tax rates.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange ("NYSE"). These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund's Board of Trustees or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option

Nuveen Investments

may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal Income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retain gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2011 are reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2012, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2012, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2012, reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2008, the Fund redeemed all $36,000,000 of its outstanding FundPreferred shares.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively on the Statement of Operations, when applicable.

Nuveen Investments

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2012, the Fund wrote call options on a broad equity index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The Fund did not write put options during the six months ended June 30, 2012. The average notional amount of call options written during the six months ended June 30, 2012, was as follows:

Average notional amount of call options written*	$(47,608,333)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2012, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swaps contracts outstanding during the six months ended June 30, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$39,083,333

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap activity.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing

Nuveen Investments

the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$182,258,112	$29,456,198	$—	$211,714,310
$25 Par (or similar) Preferred Securities	46,879,566	11,104,005	—	57,983,571
Corporate Bonds	—	5,966,682	—	5,966,682
Capital Preferred Securities	—	12,918,962	—	12,918,962
Short-Term Investments:
Repurchase Agreements	—	9,112,494	—	9,112,494
Derivatives:
Call Options Written	(1,304,500)	—	—	(1,304,500)
Interest Rate Swaps**	—	(1,389,432)	—	(1,389,432)
Total	$227,833,178	$67,168,909	$—	$295,002,087

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks and $25 Par (or similar) Preferred Securities classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statements of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(1,304,500)
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps	(1,389,432)
Total			$—		$(2,693,932)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(107,118)
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(275,033)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(553,101)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(78,833)

4. Fund Shares

Common shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/12	Year Ended 12/31/11
Common shares repurchased and retired	—	(19,900)
Weighted average:
Price per Common share repurchased and retired	$—	$11.16
Discount per Common share repurchased and retired	—%	14.88%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2012, aggregated $58,830,720 and $53,913,931, respectively.

Nuveen Investments

Transactions in call options written during the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	300	$593,893
Options written	1,650	3,007,663
Options terminated in closing purchase transactions	(1,425)	(2,348,368)
Options expired	(175)	(281,396)
Options outstanding, end of period	350	$971,792

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$269,614,779
Gross unrealized:
Appreciation	$38,352,596
Depreciation	(10,271,356)
Net unrealized appreciation (depreciation) of investments	$28,081,240

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclasses, adjustments for investments in real estate investment trusts and complex securities character adjustments, resulted in reclassifications among the Fund's components of common share net assets at December 31, 2011, the Fund's last tax year-end, as follows:

Paid-in surplus	$(8,365,590)
Undistributed (Over-distribution) of net investment income	7,898,404
Accumulated net realized gain (loss)	467,186

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$15,076,454
Distributions from long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2017	$9,338,461
December 31, 2018	42,037,884
Total	$51,376,345

During the last tax year ended December 31, 2011, the Fund utilized $10,245,853 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund's last tax year ended December 31, 2011, there were no post-enactment capital losses generated.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The Fund has elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Fund's last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$1,052,793
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for the Fund was .1731%.

Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management ("Santa Barbara"), NWQ Investment Management Company, LLC ("NWQ"), and Nuveen Asset Management, LLC, each an affiliate of Nuveen. Santa Barbara manages the portion of the Fund's investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund's investment portfolio allocated to preferred securities and other fixed-income securities. Nuveen Asset Management, LLC is responsible for the writing of index call options on various equity market indices. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. Santa Barbara, NWQ, and Nuveen Asset Management, LLC are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

The Fund has entered into a $101 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. On May 25, 2012, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $88 million to $101 million. As of June 30, 2012, the outstanding balance on these borrowings was $87 million. During the six months ended June 30, 2012, the average daily balance outstanding and annual interest rate on these borrowings were $87 million and 1.34%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .85% on the amount borrowed and .50% on the undrawn balance. The Fund also incurred a one-time .25% amendment fee on each increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Effective January 9, 2012, interest charged on the amount borrowed changed from 3-Month LIBOR plus .95% to 3-Month LIBOR plus .85%. All other terms remained unchanged.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management"), (b) the Advisor and NWQ Investment Management Company, LLC ("NWQ"), and (c) the Advisor and Santa Barbara Asset Management, LLC ("Santa Barbara") (Nuveen Asset Management, NWQ and Santa Barbara are each a "Sub-Advisor"), and their periodic continuation. The Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements". Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to NWQ in February 2011 during which Santa Barbara also gave a presentation. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors generally provide the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and the performance of the Fund and the portion of the Fund's portfolio allocated to the respective Sub-Advisor. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

Nuveen Investments

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 2011 as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the performance of the Fund compared to its benchmark. In this regard, the Independent Board Members recognized that the Fund underperformed its benchmark in the one-year period, but outperformed its benchmark in the three-year period and first quarter of 2012.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition

Nuveen Investments

of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund's net management fee and net expense ratio were higher than the peer average, but the Board recognized the limits on the peer comparisons for the Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that each Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisors, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the

Nuveen Investments

methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that NWQ and Santa Barbara may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the Fund's portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Comparative Benchmark: The comparative benchmark performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, an unmanaged Index generally considered representative of the U.S. stock market, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Notes

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Notes

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Notes

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Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JTD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-J-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012